SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                January 29, 1996

                        VOLT INFORMATION SCIENCES, INC.
                     -------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          New York                    1-9232                     13-5658129
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



1221 Avenue of the Americas, New York, New York                       10020
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (212) 704-2400
                  --------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.
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(a)  Financial  statements  of businesses  acquired:  The following  information contained on pages F-5 through F-26 of the Consent Statement/Prospectus contained in the Registration Statement, a copy of which pages was attached as
Exhibit 99.1 to the initial filing of this Report, is hereby incorporated herein by reference;

      (i)      The following combined audited financial statements of Autologic,
               Incorporated: Combined Balance Sheets as at October 28, 1994 and November 3, 1995, Combined Statements of Operations for the years ended October 29, 1993, October 28, 1994 and November 3, 1995, Combined Statements of Parent's Investment and Statements of Cash Flows for the years ended October 29, 1993, October 28, 1994 and November 3, 1995.

      (ii) The following consolidated financial statements of Information International, Inc.: Consolidated Balance Sheets as at April 30, 1993, December 31, 1993 and 1994 (audited) and September 30, 1995 (unaudited); Consolidated Statements of Operations, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows of Information International, Inc. for the periods ended April 30, 1992 and 1993, December 31, 1993 and December 31, 1994 (audited) and September 30, 1994 and 1995 (unaudited).

(b) Proforma financial information: Volt has determined that no pro forma financial information relative to the transactions reflected in this Report is required as no acquisition or disposition of a significant subsidiary, within the meaning of Rule 1-02(w) of Regulation S-X, was involved.

(c)  Exhibits:

     2.1 Agreement and Plan of Merger dated as of October 5, 1995 as amended on November 10, 1995 and December 7, 1995 among Volt Information Sciences, Inc., Autologic Information International, Inc. (formerly, Autologic, Inc.) and Information International, Inc. (Incorporated by reference to Appendix I to the Consent Statement/Prospectus contained in Registration Statement No. 33-99278).

      99.1*    The following audited combined financial statements of Autologic,
               Incorporated: Combined Balance Sheets as at October 28, 1994 and November 3, 1995, Combined Statements of Operations for the years ended October 29, 1993, October 28, 1994 and November 3, 1995, Combined Statements of Parent's Investment and Statements of Cash Flows for the years ended October 29, 1993, October 28, 1994 and November 3, 1995.

      99.2* The following consolidated financial statements of Information International, Inc.: Consolidated Balance Sheets as at April 30, 1993, December 31, 1993 and

               1994 (audited) and September 30, 1995 (unaudited); Consolidated Statements of Operations, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows of Information International, Inc. for the periods ended April 30, 1992 and 1993, December 31, 1993 and December 31, 1994 (audited) and September 30, 1994 and 1995 (unaudited).


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*    Filed with the initial  filing of this Report.  Each of the other  exhibits are incorporated by reference to the corresponding exhibits in AIII's Registration Statement on Form S-4, No. 33-99278.

                                S I G N A T U R E
                                -----------------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             VOLT INFORMATION SCIENCES, INC.



Date:  March 29, 1996                        By: /s/ Howard B. Weinreich
                                                 ----------------------------
                                                  Howard B. Weinreich
                                                  General Cousel